ASSIGNMENT
                                       OF
                 INTEREST IN MINERAL PROPERTY OPTION AGREEMENTS

     This Assignment Of Interest In Mineral Property Option Agreements (this "Assignment") is made effective the 19th day of August, 2003, by and between:

     Miranda  Gold  Corp. (formerly Miranda Diamond Corp. and Thrush Industries,
Inc.),  a     British  Columbia  corporation  ("Assignor");  and

     Otish  Mountain  Diamond  Corp.,  a  Nevada  corporation  ("Assignee")


PRELIMINARY  STATEMENTS  AND  RECITALS

A. WHEREAS, the Province of Quebec, Ministere des Resources Naturelles ("MRN") issued certificates of title to a 100% interest in certain exploration claims (the "Certificates"), attached hereto as Exhibit I, in the Otish Mountain and Superior Craton regions of Quebec to Ubex Capital Inc., Monaco Investment Corp. and Carleen Higgs (the "Optionor" or collectively referred to as the "Optionors");

B. WHEREAS, the Optionors and Assignor entered into the following series of Mineral Property Option Agreements, including a series of amendments thereto and their respective Schedules A, B and C, whereby Assignor acquired the exclusive right and option to acquire an undivided 100% right, title, and interest in and to certain mining claims (the "Mining Claims") subject to the Net Smelter Return Royalty ("NSR") and the Gross Overriding Royalty ("GOR"), as provided in Schedules B and C, respectively, that are the subject of this Assignment (collectively referred to as the "Subject Option Agreements"), which Subject Option Agreements are attached hereto in their entirety as Exhibit II, series one (1) through six (6), and incorporated herein by this reference:

(1) The "Lac Joubert" Mineral Property Option Agreement dated January 30, 2002, and amended agreements dated April 3, 2002, April 14, 2002, May 29, 2002 and June 28, 2002, covering 34 claims comprising approximately 4,341 acres (1,757 hectares);

(2) The "Lac Orillat" Mineral Property Option Agreement dated January 30, 2002, and amended agreements dated April 3, 2002, April 14, 2002, May 29, 2002 and June 28, 2002, covering 39 claims comprising approximately 4,978 acres (2,014 hectares);

(3) The "Lac Herve" Mineral Property Option Agreement dated September 10, 2002, covering 277 claims comprising approximately 34,382 acres (13,915 hectares);

(4) The "Lac Square Rock" Mineral Property Option Agreement dated September 10, 2002, covering 75 claims comprising approximately 9,488 acres (3,840 hectares);

(5) The "Lac Taffanel" Mineral Property Option Agreement dated September 10, 2002 covering 60 claims comprising approximately 7,615 acres (3,082 hectares); and

(6) The "Lac Leran # 2" Mineral Property Option Agreement dated January 30, 2002 and amended agreements dated April 3, 2002, April 14, 2002, May 29, 2002 and June 28, 2002, covering one (1) claim comprising approximately 129 acres (52.28 hectares).

C. WHEREAS, pursuant to the Subject Option Agreements, the term "Property" means and includes those mining claims to which title has been granted to the Optionors by MRN (the "Mining Claims") and all rights and appurtenances pertaining thereto, all water and water rights, rights of way and easements and rights of ingress and egress over, on and through the land on which the Mining Claims are located, both recorded and unrecorded, to which the Optionors are entitled in respect thereof;

D. WHEREAS, Assignor has exercised its rights under the Subject Option Agreements to acquire the Property;

E. WHEREAS, the Subject Option Agreements provide that with the consent of the Optionors, which consent shall not be unreasonably withheld, Assignor has the right to assign all or part of its interest in the Subject Option Agreements to Assignee provided that Assignee agrees to be bound by the terms of the Subject Option Agreements;

F. AND WHEREAS, Assignor desires to assign, sell and convey its interest in the Subject Option Agreements to Assignee on the terms, provisions and conditions set forth herein and Assignee desires to purchase and receive such assignment and conveyance on the terms, provisions and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee do hereby agree as follows:

                                    ARTICLE I

                ASSIGNMENT OF MINERAL PROPERTY OPTION AGREEMENTS
     Section 1.01.     Consideration.  For the sum of Fifty-Seven Thousand Three
                       --------------
Hundred Canadian Dollars (CAN$ 57,300) and the commitment by the Assignee to complete the obligations as outlined in this Article I and this Assignment Agreement, the Assignor hereby assigns, sells and conveys to the Assignee, all of Assignor's interest in the Subject Option Agreements, which interest constitutes the exclusive right and option to acquire an undivided 100% right, title and interest in and to the Property (the "Interest"), subject to the NSR and GOR, except that in Section 4 of the Subject Option Agreements the NSR and GOR (relating to the amount of royalty to be paid), 3% shall be inserted for 2%. The payment to the Assignor of CAN$ 57,300 shall be paid in full upon the Closing.

     Section  1.02.     Finder's  Fee and Commission.  The Assignee acknowledges
                        ----------------------------
that the Assignor shall pay a finders fee in the amount of CAN$ 2,200 to Patrick Grundle, who acted for Assignor in connection with this Assignment. Such payment shall be made through Mr. Grundle's firm, Bolder Investment Partners. The Assignor agrees to indemnify Assignee with respect to this payment as provided in Section 5.02.

     Section  1.03.     Minimum  Exploration  Expenditures and Renewal Fees. (a)
                        ---------------------------------------------------
The Assignee shall, at least two (2) months before the expiration date of each Mining Claim, either spend a minimum of $135 per Mining Claim on exploration (the "Minimum Exploration Expenditure") or provide written notice to Assignor of Assignee's intent not to spend such amount or complete such exploration. The Mining Claims, Minimum Exploration Expenditure, and the most recent expiration dates and exploration completion or notice due dates are set forth in Exhibit III, attached hereto.

     (b) The Assignee shall, at least two (2) months before the expiration date of each Mining Claim, either pay the Claim Maintenance/Renewal Fee of $105 per Mining Claim to the appropriate governmental authority (the "Renewal Fees") or provide written notice to the Assignor of the Assignee's intent not to spend such amount. The Mining Claims, Renewal Fees, and most recent expiration dates are set forth in Exhibit III attached hereto.

(c) In the event that the Assignee either fails to spend the Minimum Exploration Expenditure and pay the Renewal Fees on or before the expiration dates as set out in Exhibit III hereto, or provides written notice to the Assignee of its intention not to do so in accordance with section 1.03(a) and
(b) above, then the Assignor shall have the option to assume the responsibilities to pay the Renewal Fees and/or to expend the Minimum Exploration Expenditure and shall, if it chooses to do so, reacquire to the Mining Claims and Property by doing so. The Assignee shall cooperate, reasonably, with the Assignor, and execute any documents as may reasonably necessary or required in order to allow the Assignor to reassume title to the Mining Claims and Property, but the Assignee shall have no liability to the Assignor or the Optionors if it fails to expend the Minimum Exploration Expenditures or to pay the Renewal Fees as set out above.

     Section  1.04.      Agreements  to  be  Bound.  Assignee hereby agrees that
                         --------------------------
this Assignment Of Interest In Mineral Property Option Agreement is subject to the terms of the Subject Option Agreements and Assignee hereby agrees to be bound by the terms of the Subject Option Agreements including the change to the NSR and GOR as described in section 1.01 herein.

     Section  1.05.     Closing.  The  closing  ("Closing")  of  the transaction
                        -------
contemplated by this Assignment shall be on a date and at such time as the parties may agree ("Closing Date") but not later than September 5, 2003 subject to the right of the Assignor or the Assignee to extend such Closing Date by up to an additional ten (10) days. Such Closing shall take place at a mutually agreeable time and place. The Closing shall take place after:

     (a)     all  parties  have  executed  this  Agreement;

     (b) the Optionors have executed the consents to this Agreement as set out in Section 6.04 ( and attached hereto as Exhibit IV)

     (c) the Assignor has delivered all Data in accordance with Section 4.03 of this Agreement;

     (d) the conditions set out in Article VI of this Agreement have been satisfied and the Assignor has completed the steps set out in, and provided the documents required by, Section 6.04 to this Agreement;

     (e) the Assignee has delivered, into the trust account of its solicitors, the sum of $57,300 (CDN) as required by Section 1.01 of this Agreement.

     Section  1.06.     Steps  Prior to Closing.  The parties shall execute this
                        ------------------------
Agreement, and shall provide executed copies of this Agreement to the other parties of record in accordance with the terms of this Agreement, no later than August 27, 2003.

     The Assignee shall deliver into its solicitor's trust account, and provide written notice to the Assignor of such delivery, the sum of $57,300 (CDN) on or before August 29, 2003, all other terms and conditions required for the Closing (with the sole exception of recording title of the Assignee against the Property in accordance with section 6.04 (b) herein) shall take place on or before September 3, 2003, and all parties shall provide written notice to other parties of record to this Agreement, in accordance with the terms of this Agreement, of the satisfaction of such terms and conditions, on or before September 3, 2003.



                                   ARTICLE II

       REPRESENTATIONS, COVENANTS AND WARRANTIES OF ASSIGNOR AND OPTIONORS

     As an inducement to, and to obtain the reliance of the Assignee, the Assignor and represents and warrants as follows:

     Section 2.01.     Authority.  The Assignor and Optionors have all requisite
                       ---------
power and authority, corporate or otherwise, to execute and deliver this Assignment, and the Optionors have all requisite power and authority, corporate or otherwise to execute and deliver their written consent, and to consummate the transactions contemplated hereby and thereby. The Assignor and the Optionors have duly and validly executed and delivered this Assignment and written consent, respectively, and will, on or prior to the Closing, execute such other documents as may be required hereunder, assuming the due authorization, execution and delivery of this Assignment and written consent by the parties hereto and thereto.

     Section 2.02.     Valid Obligation.  This Assignment constitutes the legal,
                       ----------------
valid and binding obligation of the Assignor (and the Optionors, as applicable), enforceable against the Assignor and the Optionors, as applicable, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     Section  2.03.  No  Conflict. The execution and delivery by the Assignor of
                     -------------
this Assignment and the Optionors of their written consent, and the consummation of the transactions contemplated hereby and thereby, do not and will not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; (b) constitute a breach or violation of any provision contained in the Articles of Incorporation or Bylaws or similar documents of Assignor or the Optionors, as applicable; or (c) result in or require the creation of any lien (except for the rights of the Assignee under this Agreement) upon the Subject Option Agreements, Property, Mining Claims or Certificates.

     Section 2.04.  Consents and Approvals.  Except for the possible approval of
                    ----------------------
the Exchange, to the knowledge of the parties hereto, no governmental approvals and no notifications, filings or registrations to or with any governmental authority or any other person is or will be necessary for the valid execution and delivery by the Assignor of this Assignment, the Optionors of their written consent, or the consummation of the transactions contemplated hereby or thereby, or the enforceability hereof or thereof.

     Section  2.05.  Litigation.  There  are  no  claims  pending  or,  to  the
                     ----------
knowledge of the Assignor, threatened against or affecting the Assignor, the Optionors, Subject Option Agreements, Property, Mining Claims or Certificates. The Assignor has no knowledge of the basis for any claim, against the Assignor, the Optionors, or any other entity, which alone or in the aggregate: (a) could reasonably be expected to result in any liability with respect to the Subject Option Agreements, Property, Mining Claims or Certificates; or (b) seeks to restrain or enjoin the execution and delivery of this Assignment, the Optionors written consent, or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against the Assignor, Optionors, Subject Option Agreements, Property, Mining Claims or Certificates.

     Section  2.06.  Disclosure.  The Subject Option Agreements, as amended, and
                     -----------
the schedules, documents, exhibits, reports, certificates and other written statements and information furnished by or on behalf of the Assignor and/or Optionors to the Assignee do not contain any material misstatement of fact or, to the knowledge of the Assignor, omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Assignor has not withheld any fact known to it that has, or is reasonably likely to have, a material adverse effect with respect to the Subject Option Agreements, Property, Mining Claims or Certificates.

     Section  2.07.     Obligations regarding the Property.  The information and
                        -----------------------------------
obligations set out in Section 1.03 and Exhibit III to this Agreement comprise all of the obligations necessary for the Assignee to keep title to the Mining Claims and the Property in good standing to the dates set out in Exhibit III and to then obtain a two (2) year Renewal of the Mining Claims and Property. The Assignor represents and warrants that the terms of the Subject Option Agreements comprise all obligations which the Assignor and Optionors have with regards to the Property, to the knowledge of the Assignor, save and except any obligations to governmental authorities or agencies which are disclosed in this Agreement, and that there are no further obligations of the Optionors or Assignors relating to the Properties or Mining Cliams known to the Assignor which are not disclosed in this Agreement.

     Section  2.08     Accuracy  of  Recitals.  The  Assignor  and the Optionors
                       ----------------------
represent and warrant that the matters and facts set forth in the preliminary statements and recitals to this Agreement, items A-E, are accurate.


     Section  2.09.     Ownership.  The  Assignor  represents  and warrants that
                        ---------
it owns 100% of the Subject Option Agreements and the Property, Mining Claims and Certificates immediately prior to the execution and delivery of this Assignment. Furthermore, the Assignor represents and warrants that the Subject Option Agreements are valid, binding and otherwise fully enforceable by or against the Assignor or the Optionors.


     Section  2.10     Defense  of  Title.  Assignor  specifically  warrants and
                       ------------------
agrees to defend the title to the Subject Option Agreements against the claims and demands of all persons claiming the same or any part thereof by, through or under Assignor, but not otherwise.

     Section  2.11.     Brokers;  Finders  and  Financial  Advisors.  Except  as
                        -------------------------------------------
otherwise provided in Section 1.02, no broker, finder or financial advisor has acted for Assignor in connection with this Assignment or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker's, finder's or financial advisor's fee or other commission in respect thereof based in any way on any contract with Assignor. Assignor agrees to indemnify Assignee as provided in Section 5.02.

                                   ARTICLE III

              REPRESENTATIONS, COVENANTS AND WARRANTIES OF ASSIGNEE

     As an inducement to, and to obtain the reliance of the Assignor and the Optionors, the Assignee represent and warrant as follows:

     Section  3.01.     Authority.  The  Assignee  has  all  requisite power and
                        ---------
authority, corporate or otherwise, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and thereby. The Assignee has duly and validly executed and delivered this Assignment and will, on or prior to the Closing, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Assignment by the parties hereto and thereto.

     Section 3.02.     Valid Obligation.  This Assignment constitutes the legal,
                       ----------------
valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     Section  3.03.  No Conflict.  The execution and delivery by the Assignee of
                     -----------
this Assignment and the consummation of the transactions contemplated hereby and thereby, do not and will not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach or violation of any provision contained in the Articles of Incorporation or Bylaws of the Assignee.

     Section  3.04.  Consents  and  Approvals.  To  the knowledge of the parties
                     ------------------------
hereto, no governmental approvals and no notifications, filings or registrations to or with any governmental authority or any other person is or will be necessary for the valid execution and delivery by the Assignee of this Agreement or the consummation of the transactions contemplated hereby or thereby, or the enforceability hereof or thereof, other than those which have been obtained or made and are in full force and effect.

     Section  3.05.     Brokers;  Finders  and  Financial  Advisors.  No broker,
                        -------------------------------------------
finder or financial advisor has acted for Assignee in connection with this Assignment or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker's, finder's or financial advisor's fee or other commission in respect thereof based in any way on any contract with Assignee.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section  4.01.  Further  Assurances.  The  Assignor,  the Optionors and the
                     -------------------
Assignee agree that, from time to time, whether before, at or after the Closing, each of them will take such other action, execute, acknowledge and deliver such contracts, deeds, or other documents, and cooperate with each other in order to obtain any required third party consents to this Assignment and the transactions herein contemplated, including the approval of the Exchange, if necessary (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Assignment; or (b) to effect or evidence the assignment to the Assignee of the Interest held by, or recorded in the name of, the Assignor.

     Section  4.02.     Access  to the Property.  The Assignee and the Optionors
                        -----------------------
will afford to the Assignee or the authorized representative of the Assignee physical access to the land on which the Property is located, in order that the Assignee may have a full opportunity to make such reasonable investigation as it shall desire to make of the condition of the land and the physical nature of the Property. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation or failure to conduct an investigation by the Assignee hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the Assignor or the Optionors under this Assignment.

     Section  4.03     Reports  and  Data.  The  Assignor  shall  provide to the
                       ------------------
Assignee, upon the Closing, copies of all reports, data, drill logs, engineering studies, geological assessments, 43-101 reports, or other information or data relating to, or derived from, the Properties and the Subject Option Agreements (the "Data"). The Assignor consents to, and authorizes, the Assignee to use Data for its own purposes, and to disclose all such Data as the Assignee deems fit. The Assignee acknowledges that such Data may also relate to, or be derived from, in whole or part, other mining claims, interests or rights owned or controlled by the Assignor or the Optionors and that the Assignor or the Optionors may also wish to utilize, rely upon, and disclose, the Data and consents to the Assignor or the Optionors doing so with respect to any such other mining rights, claims, or interests which are not specifically assigned pursuant to this Agreement.

                                    ARTICLE V

                                 INDEMNIFICATION

     Section  5.01.  Indemnification  of  Assignor.  Subject  to  the  terms and
                     -----------------------------
conditions of this Article V, from and after the Closing, Assignee agrees to indemnify, defend and hold harmless the Assignor, its respective affiliates, its respective present and former directors, officers, shareholders, employees and agents and its respective heirs, executors, administrators, successors and other assigns (the "Assignor Indemnified Persons"), from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against any Assignor Indemnified Person, arising out of or resulting from, directly or indirectly:

     (a) the inaccuracy of any representation or breach of any warranty of the Assignee contained in or made pursuant to this Assignment which was not disclosed to the Assignor in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Assignor with respect to conditions to Closing in Section 6.02;

     (b) the breach of any covenant or agreements of Assignee contained in this Assignment; or

     (c) any claim to fees or costs for alleged services rendered by a broker, agent, finder or other person claiming to act in a similar capacity at the request of the Assignee in connection with this Assignment;

provided, however, that Assignee shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Assignor of its obligations under this Assignment or from an Assignor Indemnified Person's gross negligence, fraud or willful misconduct.

     Section  5.02.  Indemnification  of  Assignee.  Subject  to  the  terms and
                     -----------------------------
conditions of this Article V, the Assignor agrees to indemnify, defend and hold harmless the Assignee, its respective affiliates, its respective present and former directors, officers, shareholders, employees and agents and its respective heirs, executors, administrators, successors and assigns (the "Assignee Indemnified Persons") from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against any Assignee Indemnified Person, arising out of or resulting from, directly or indirectly:

     (a) the inaccuracy of any representation or breach of any warranty of Assignor contained in or made pursuant to this Assignment which was not disclosed to Assignee in writing prior to the Closing; provided that no such notification shall be deemed to waive or abrogate any right of Assignor with respect to conditions to Closing in Section 6.03;

     (b) the breach of any covenant or agreements of Assignor contained in this Assignment; or

     (c) any claim to fees or costs for alleged services by a broker, agent, finder or other person claiming to act in a similar capacity at the request of Assignor in connection with this Assignment;

provided, however, that Assignor shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Assignee, of any of its obligations under this Assignment or from an Assignee Indemnified Person's gross negligence, fraud or willful misconduct.

                                   ARTICLE VI

                                   CONDITIONS

     Section  6.01.  Conditions  to  Obligations  of  each  of the Parties.  The
                     -----------------------------------------------------
respective obligations of each party to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing of the following conditions: (a) no preliminary or permanent injunction or other order, decree or ruling which prevents the consummation of the transactions contemplated by this Assignment shall have been issued and remain in effect; (b) no claim shall have been asserted, threatened or commenced and no law shall have been enacted, promulgated or issued which would reasonably be expected to (i) prohibit the assignment of, payment for or retention of the Interests by Assignee or the consummation of the transactions contemplated by this Assignment or (ii) make the consummation of any such transactions illegal; and (c) all approvals legally required for the consummation of the transactions contemplated by this Assignment shall have been obtained and be in full force and effect at the Closing.

     Section  6.02.  Conditions  to Obligations of Assignor.  The obligations of
                     --------------------------------------
the Assignor to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, except as the Assignor may waive in writing: (a) the Assignee shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Assignment which are required to be complied with and performed on or prior to Closing; and (b) the representations and warranties of the Assignee in this Assignment shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing.

     Section  6.03.  Conditions  Precedent  to  Obligations  of  Assignee.  The
                     ----------------------------------------------------
obligations of the Assignee to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to Closing of the following additional conditions, except as the Assignee may waive in writing: (a) the Assignor shall have complied with and performed in all material respects all of the terms, covenants, agreements and conditions contained in this Assignment which are required to be complied with and performed on or prior to Closing, including those set out in Sections 1.06, 4.03, and 6.04 herein; and (b) the representations and warranties of the Assignor in this Assignment shall have been true and correct on the date hereof or thereof, as applicable, and such representations and warranties shall be true and correct on and at the Closing (except those, if any, expressly stated to be true and correct at an earlier date), with the same force and effect as though such representations and warranties had been made on and at the Closing.

     Section  6.04.     Condition  Precedent  to  Obligations  of Assignee.  The
                        --------------------------------------------------
obligations of the Assignee to consummate the transactions contemplated hereby shall remain subject to the fulfillment after Closing of the following additional conditions, except as the Assignee may waive in writing: (a) the Assignor shall cause the Optionors to provide written consent as set out in
Section 1.06 of this Assignment Agreement (in the form attached hereto as Exhibit IV); and (b) the Assignor shall record on behalf of the Assignee this Assignment against title to the Property within ten (10) days after the execution hereof. In the event that the Optionors does not provide written consent within the applicable time, or the Assignor does not record within the applicable time, the Assignee may rescind this Assignment.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section  7.01.     Benefit  and  Burden.  All  of the terms, provisions and
                        --------------------
conditions of this Assignment shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     Section  7.02.     No Third Party Rights.  Nothing in this Assignment shall
                        ---------------------
be deemed to create any right in any creditor or other person not a party hereto (other than the Optionors, the Assignor Indemnified Persons and the Assignee Indemnified Persons) and this Assignment shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party (other than the Optionors, the Assignor Indemnified Persons and the Assignee Indemnified Persons).

     Section  7.03.     Notices.  Any  and  all  notices,  requests  or  other
                        --------
communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

(i)  if  to  Assignor,  to:          Dennis  L.  Higgs,
                                     Miranda  Gold  Corp.
                                     Suite  306  -  1140  Homer  Street
                                     Vancouver,  British  Columbia
                                     V6B  2X6
                                     Telephone  Number  (604)  689-1659
                                     Facsimile  Number  (604)  689-1722




(ii)  if  to  Assignee,  to:         Otish  Mountain  Diamond  Corp.
                                     c/o  David  M.  Loev,  Attorney  at  Law
                                     2777  Allen  Parkway
                                     Suite  1000
                                     Houston,  Texas  77019
                                     Facsimile  Number:  (713)  524-  4122
                                     Telephone  Number:  (713)  524-  4110

      Copies  to:                    David  M.  Loev,  Attorney  at  Law
                                     2777  Allen  Parkway
                                     Suite  1000
                                     Houston,  Texas  77019
                                     Facsimile  Number:  (713)  524-4122
                                     Telephone  Number:  (713)  524-4110

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section
7.03. Except as otherwise provided in this Assignment, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

     Section  7.04.     Governing  Law.  This  Agreement  shall  be construed in
                        ---------------
accordance with and governed by the laws of the State of Nevada, excluding any provision which would require the use of the laws of any other jurisdiction.

     Section  7.05.     Entire  Agreements,  Amendments  and  Waivers.  This
                        ---------------------------------------------
Agreement constitutes the entire Agreements of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent of such party.

     Section  7.06.     Survival; Termination.  The representations, warranties,
                        ---------------------
and covenants of the respective parties shall survive the Closing and the consummation of the transactions herein contemplated for a period of two (2) years, or such longer period as may be determined by the Subject Option Agreements.

     Section 7.07.     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section  7.08.     Captions  and  Headings.  The  captions  and  headings
                        ------------------------
contained in this Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise.

     Section  7.09.     Gender;  Use  of Nouns.  Words used in this Agreement in
                        ----------------------
any gender will be deemed to include the masculine, feminine or neuter gender; singular words will include the plural and plural words will include the singular.

     Section  7.10.     Severability.  The invalidity or unenforceability of any
                        ------------
term, phrase, clause, paragraph, restriction, covenant, Agreements or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     Section  7.11.     Faxed  Copies.  For  purposes of this Agreement, a faxed
                        -------------
signature  will  constitute  an  original  signature.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.


                         MIRANDA  GOLD  CORP.
                         (FORMERLY  MIRANDA  DIAMOND  CORP.  AND
                         THRUSH  INDUSTRIES  INC.)

                         By: /s/ Dennis Higgs
                            ----------------------------------
                         Its: President
                            ----------------------------------




                         OTISH  MOUNTAIN  DIAMOND  CORP.


                         By: /s/ Alon Friedlander
                            ----------------------------------

                         Its: President
                            ----------------------------------

                                                                      EXHIBIT IV
                                                                      ----------

                                 WRITTEN CONSENT

                                       TO

          ASSIGNMENT OF INTEREST IN MINERAL PROPERTY OPTION AGREEMENTS


     Ubex Capital, Inc., Monaco Investment Corp., and/or Carleen Higgs ("Optionors"), hereby provide their written consent to the Assignment of Interest In Mineral Property Option Agreements made effective the 19th day of August, 2003, by and between Miranda Gold Corp. (formerly Miranda Diamond Corp. and Thrush Industries, Inc.), a British Columbia corporation ("Assignor") and Otish Mountain Diamond Corp., a Nevada corporation ("Assignee") (the "Assignment"), which Assignee has thereby agreed to be bound by the terms of the Subject Option Agreements, as such term is defined in the Assignment and attached thereto as Exhibit II, series one (1) through (6).


                         UBEX CAPITAL, INC.


                         By: /s/ Dennis Higgs
                            ----------------------------------

                         Its:  President
                            ----------------------------------


                         MONACO INVESTMENT CORP.


                         By: /s/ Dennis Higgs
                            ----------------------------------

                         Its: President
                            ----------------------------------

                            /s/ Carleen Higgs
                            ----------------------------------
                            Carleen Higgs

                                                                     EXHIBIT III





A.     EXPLORATION EXPENDITURES


PROPERTY            MINING     EXPIRATION    MINIMUM     EXPLORATION
                    CLAIMS        DATE     EXPLORATION  COMPLETION OR
                                            EXPENDITURE   NOTICE DUE
                                                 $           DATE
---------------------------------------------------------------------

Lac Joubert           34       11-Feb-04        4,590      11-Dec-03
Lac Orillat           39       13-Feb-04        5,265      13-Dec-03
Lac Herve            277       22-Apr-04       37,395      22-Feb-04
Lac Square Rock       75        2-Apr-04       10,125       2-Feb-04
Lac Taffanel          60       25-Mar-04        8,100      25-Jan-04
Lac Leran # 2          1       27-Feb-04          135      27-Dec-03
---------------------------------------------------------------------
     TOTAL            486                      65,610




B.     CLAIM MAINTENANCE/RENEWAL FEES


PROPERTY            MINING     EXPIRATION      CLAIM          CLAIM
                    CLAIMS        DATE      MAINTENANCE/  MAINTENANCE/
                                            RENEWAL FEE   RENEWAL FEE
                                                  $         DUE DATE
---------------------------------------------------------------------
Lac Joubert           34        11-Feb-04         3,570      11-Dec-03
Lac Orillat           39        13-Feb-04         4,095      13-Dec-03
Lac Herve            277        22-Apr-04        29,085      22-Feb-04
Lac Square Rock       75         2-Apr-04         7,875       2-Feb-04
Lac Taffanel          60        25-Mar-04         6,300      25-Jan-04
Lac Leran # 2          1        27-Feb-04           105      27-Dec-03
---------------------------------------------------------------------
     TOTAL            486                        51,030